Putnam
Vista Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-03

[GRAPHIC OMITTED: BINOCULARS]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to bring you this report of positive performance for Putnam Vista Fund for the fiscal year ended July 31, 2003. This good news is dampened somewhat by the fact that the fund's results lagged those of both its benchmark index and its Lipper category average. You will find the details on the facing page.

To a degree, the cause of the underperformance lies in some unusual circumstances that skewed the numbers for the mid-cap growth indexes against which the fund's performance is measured. In a number of cases, for example, the high-performing stocks that drove index performance simply did not fit your fund's selection criteria. Of more importance, in our view, is the team's decision to position the fund for future growth rather than pursuing short-term gains. In the following pages, the managers discuss their strategy in detail and offer their view of prospects for the fund in the months ahead.

While no one can make assurances in such matters, market conditions suggest that better days may lie ahead for equity investors. What we told you at the midpoint of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds

September 17, 2003

Report from Fund Management

Fund highlights

* During the fiscal year ended July 31, 2003, Putnam Vista Fund's class A shares had total returns of 13.02% at net asset value (NAV) and 6.59% at public offering price.

* The fund underperformed its primary benchmark, the Russell Midcap Growth Index, which returned 23.15% during the 12-month period. The primary reason for this underperformance was that the fund did not own, or was underweighted in, many strong-performing cyclical stocks that were included in this index.

* For the same reason, the fund underperformed the average return of 15.98% for the Lipper Mid-Cap Growth Funds category.

* See the Performance Summary that begins on page 7 for complete fund performance, comparative performance, and Lipper data.

* The fund's management team changed in composition during the period, which we believe will have a positive impact on the investment process. Please see page 5 for details.

Performance commentary

Despite solid absolute returns, the fund's disappointing relative performance over the past 12 months should be considered in the context of an unusual period for the mid-cap growth stock universe. During the first half of the fund's fiscal year, several formerly large-capitalization companies fell on hard times due to the significant weakening in the U.S. economy that has occurred over the past three years. The presence of these so-called "fallen angels" in the Russell Midcap Growth Index proved to have a significant effect on that index's performance, as many of these stocks had strong returns during the period. In addition, the mid-cap growth market's recovery in 2003 was led by smaller, cyclical, and in some cases, more speculative stocks -- especially in the beaten-down technology and telecommunications sectors -- which your fund did not own. Both of these phenomena contributed to the fund's significant underperformance of its benchmark, as well as its less severe underperformance of its Lipper peer group.

FUND PROFILE

Putnam Vista Fund seeks capital appreciation by investing in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may offer a greater degree of stability than smaller, less mature companies. The fund may be appropriate for investors seeking growth of capital and exposure to growth-oriented companies.


Market overview

During the past 12 months, U.S. stocks have headed toward recovery from one of the most difficult bear markets in history. After nearly three consecutive years of negative returns, stock prices finally began to turn upward in the final quarter of 2002. Hopes for a brighter economic outlook took hold in October 2002, after a dismal summer in which earnings sank, high-profile scandals dominated the news, and the economy weakened. While stocks remained volatile as the war with Iraq loomed, the steady trend of negative performance finally appeared to be abating. After the war ended more quickly than many had expected, investors focused on the economy. In June, the Federal Reserve Board signaled optimism about a recovery, citing a number of signs that the economy was gaining strength -- namely higher productivity, increased consumer confidence, a turnaround in the manufacturing sector, and increases in capital spending after several years of stagnation. Many institutional investors who had been on the sidelines returned to the market as the rally's momentum increased.

The mid-cap growth sector of the market has had outstanding performance, especially in the past four months. The stocks leading the performance have included some so-called "fallen angels" -- formerly large-cap companies that entered the mid-cap universe when their stock prices collapsed. These stocks included companies like Amazon, eBay, Nextel, and Sprint PCS, which remained overvalued by historical measures even after their prices fell, but still attracted significant attention and appreciated considerably in the second half of the period.

----------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/03
----------------------------------------------------------------------------
Stocks
----------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)           23.15%
----------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                    10.64%
----------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                             23.11%
----------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 6.30%
----------------------------------------------------------------------------
Bonds
----------------------------------------------------------------------------
Lehman Municipal Bond Index                                            3.60%
----------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                            5.42%
----------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (global bonds)                     10.56%
----------------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/03.

Strategy overview

As the stock market has struggled to emerge from its doldrums, we have seen a variety of sectors come into and go out of favor rapidly. In recent months, for example, some financial companies have benefited from low interest rates, as have housing and automotive companies. Meanwhile, technology stocks, many of which had been brought down to extremely low valuations, have performed well based on the hope that a stronger economy would boost demand for technology products. Just as quickly, however, some of the same financial stocks have been hurt by rising interest rates, and several market analysts have commented that many technology stocks have become overvalued.

Rather than chasing these trends, which we believe may be cyclical and short-term in nature, we have invested more broadly to gain exposure to all sectors that we believe have solid long-term growth prospects. We have invested the fund's assets not just in companies with earnings momentum that we believe can be sustained, but also in those we believe have solid balance sheets, low debt, healthy inventory turnover, and other attractive fundamental characteristics. Moreover, we have enhanced the fund's management team by making some key personnel changes that we believe will help in the effective implementation of this strategy.

As a result of this strategy and the management team's decision not to pursue the "hot" stocks driving recent market gains, the fund was underweighted in a number of technology, telecommunications, and health-care stocks that performed well over the past six months. We believed that many of these were overvalued before their prices began to surge, and we did not want to invest long-term shareholder assets in what we suspected was, in many cases, a "bandwagon" phenomenon.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                             as of 1/3/2003       as of 7/31/2003

Software                           7.6%                8.9%

Retail                             8.5%                8.3%

Electronics                        4.5%                7.5%

Health care services              12.2%                7.2%

Biotechnology                      5.8%                7.0%

Technology services                6.1%                6.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

There were a number of portfolio positions that both enhanced and detracted (on a relative basis) from the fund's performance over the past 12 months. The fund's holdings in semiconductor stocks did not perform well for the first half of the period, but in the second half this sector recovered strongly, and the fund's overweighted positions -- relative to the benchmark index -- made solid contributions to the fiscal-year results. For example, the fund was overweighted in Marvell Technology Group, which has expanded from supplying semiconductor products to large disk drive manufacturers such as Fujitsu, Samsung, and Toshiba. Marvell now manufactures products for the high-speed networking industry, counting firms such as Cisco, 3Com Corp, and Intel as its customers. Biotechnology companies have also performed well for the fund. Large fund holdings such as Gilead Sciences and Genzyme Corp. made strong performance contributions during the fiscal year. Gilead has successfully come to market with more effective HIV drugs, while Genzyme has also been highly profitable and recently obtained approval in the United States and Europe for two highly successful drugs -- Fabrazyme and Aldurazyme. These drugs treat diseases that result from enzyme deficiencies, such as Fabry's disease (in the case of Fabrazyme). Also in the health-care sector, the fund benefited from owning Caremark Rx, which was a strong performer during the fiscal year. Caremark helps companies manage pharmaceutical benefits within health plans, which provides an essential cost control for both the company and the employee. This has been a high-growth business, as corporate health-care costs have skyrocketed over the past several years and companies are increasingly asking their employees to increase health-care contributions. Moreover, after the period ended, Caremark agreed to purchase its largest rival, Advance PCS, which would create the second-largest company in the pharmaceutical benefits business.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Lexmark International, Inc.
   Computers

 2 Gilead Sciences, Inc.
   Biotechnology

 3 Fiserv, Inc.
   Technology services

 4 Adobe Systems, Inc.
   Software

 5 Electronic Arts, Inc.
   Software

 6 Allergan, Inc.
   Pharmaceuticals

 7 Genzyme Corp.
   Biotechnology

 8 SunGard Data Systems, Inc.
   Technology services

 9 Starbucks Corp.
   Restaurants

10 International Game Technology
   Gaming & lottery

Footnote reads:
These holdings represent 15.1% of the fund's net assets as of 7/31/03. The fund's holdings will change over time.


In the consumer cyclicals sector, International Game Technology and Progressive Gaming Systems both performed well for the fund, benefiting from the need for large casinos to continue updating their gaming machines to draw in customers, as well as from growth in the gaming industry. (Progressive Gaming was sold before the end of the period.) International Game, for example, has more than 70% market share in slot machine sales and has seen significant growth over the past few years.

Several of the fund's technology holdings were more defensive in nature and therefore detracted from the fund's relative performance during the fiscal year. Affiliated Computer Services, Inc. and SunGard Data Systems fall into this category. SunGard is in the disaster recovery business, helping companies with backup storage for their vital computer data systems. Affiliated Computer handles a great deal of outsourced data processing, such as Medicare and Medicaid processing for governmental clients. These have been stable businesses with long-term contracts, solid cash flows, and attractive balance sheets. However, they are not the type of cyclical, fast-growth technology companies, such as Yahoo, eBay, or Amazon, that have performed so well during the past six months. Fiserv is another large holding that has performed well, but has not outperformed the market. This company contracts back-office work for large banks and has also been a solid long-term stock that we feel is worth keeping in the portfolio. All three of these stocks are significant holdings in the fund, and as a result, their underperformance of the fund's benchmark had a significant impact on the fund's results during the fiscal year. we believe all three holdings will prove their value if the market begins to reflect more normal historical performance trends.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

The fund's management team changed in composition during the period. Portfolio Members Dana Clark and Margery Parker were replaced by new Portfolio Members Kevin Divney, Paul Marrkand, and Justin Scott. We believe that these personnel changes will have a positive long-term effect on the fund's investment management process and are optimistic that fund performance may be enhanced as a result.

The fund's management team

The fund is managed by the Putnam Mid-Cap Growth Team. The members of the team are Eric Wetlaufer (Portfolio Leader), Kevin Divney (Portfolio Member), Kenneth Doerr (Portfolio Member), Paul Marrkand (Portfolio Member), and Justin Scott (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Putnam Vista Fund is designed to invest in high-quality companies that have the potential to perform well over the long term. After the significant gains in the stock market, which have been led in large part by low-priced companies, some of which have benefited from momentum investing, we believe that at this point the market is poised for more stable growth that should have broader support than we saw in the second half of the fund's fiscal year. The economy is showing signs of growth, which include rising productivity, significant fiscal and monetary stimulus, and the signs of increased capital spending by corporations. As the economy continues to recover, we believe that the fund's holdings of high-quality growth stocks from a wide array of industries and economic sectors should benefit. We are confident that our approach of owning financially healthy, less cyclical stocks with the potential to grow earnings over the long term will benefit shareholders in the years to come.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended July 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


--------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/03
--------------------------------------------------------------------------------------------------------
                              Class A           Class B          Class C          Class M       Class R
(inception dates}            (6/3/68)          (3/1/93)         (7/26/99)        (12/8/94)     (1/21/03)
                          NAV       POP      NAV     CDSC      NAV     CDSC      NAV     POP      NAV
--------------------------------------------------------------------------------------------------------
1 year                  13.02%     6.59%   12.26%   7.26%    12.22%   11.22%   12.44%   8.43%   12.84%
--------------------------------------------------------------------------------------------------------
5 years                -15.40    -20.25   -18.47  -19.45    -18.45   -18.45   -17.44  -20.33   -16.32
Annual average          -3.29     -4.42    -4.00   -4.23     -4.00    -4.00    -3.76   -4.44    -3.50
--------------------------------------------------------------------------------------------------------
10 years               111.89     99.60    96.53   96.53     96.78    96.78   101.63   94.53   107.06
Annual average           7.80      7.16     6.99    6.99      7.00     7.00     7.26    6.88     7.55
--------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           9.41      9.23     8.42    8.42      8.59     8.59     8.69    8.58     9.15
--------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/03
----------------------------------------------------------------------------
                                                             Lipper
                                                            Mid-Cap
                                       Russell Midcap     Growth Funds
                                        Growth Index    category average+
----------------------------------------------------------------------------
1 year                                      23.15%           15.98%
----------------------------------------------------------------------------
5 years                                      4.77             8.37
Annual average                               0.94             1.01
----------------------------------------------------------------------------
10 years                                   134.00           117.75
Annual average                               8.87             7.44
----------------------------------------------------------------------------
Annual average
(life of fund)                                 --*            7.56
----------------------------------------------------------------------------

* Index began operations on 12/31/85.

+ Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 7/31/03, there were 507, 224, and 75 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/93 to 7/31/03

                 Fund's class A      Russell Midcap
Date              shares at POP       Growth Index

7/31/93              9,425               10,000
7/31/94              9,679               10,524
7/31/95             12,701               13,761
7/31/96             14,813               14,758
7/31/97             20,184               20,616
7/31/98             23,594               22,334
7/31/99             27,152               27,179
7/31/00             41,593               39,073
7/31/01             25,847               26,643
7/31/02             17,661               19,001
7/31/03            $19,960              $23,400

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $19,653 and $19,678, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,163 ($19,453 at public offering price); and a $10,000 investment in the fund's class R shares would have been valued at $20,706. See first page of performance section for performance calculation method.



-------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/03
-------------------------------------------------------------------------------------
                    Class A       Class B    Class C      Class M       Class R
-------------------------------------------------------------------------------------
Share value:     NAV      POP       NAV       NAV       NAV       POP       NAV
-------------------------------------------------------------------------------------
7/31/02        $6.30     $6.68     $5.63     $6.14     $5.95     $6.17       --
-------------------------------------------------------------------------------------
1/21/03+          --        --        --        --        --        --    $6.14
-------------------------------------------------------------------------------------
7/31/03         7.12      7.55      6.32      6.89      6.69      6.93     7.12
-------------------------------------------------------------------------------------

* The fund did not make any distributions during the period.

+ Inception date of class R shares.





------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03(MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------------------------------
                             Class A          Class B          Class C          Class M       Class R
(inception date}            (6/3/68)         (3/1/93)         (7/26/99)        (12/8/94)     (1/21/03)
                          NAV      POP      NAV    CDSC      NAV     CDSC      NAV     POP      NAV
------------------------------------------------------------------------------------------------------
1 year                  -0.86%   -6.50%   -1.45%  -6.37%   -1.62%   -2.60%   -1.22%  -4.70%   -1.00%
------------------------------------------------------------------------------------------------------
5 years                -20.32   -24.92   -23.19  -24.11   -23.20   -23.20   -22.21  -24.91   -21.20
Annual average          -4.44    -5.57    -5.14   -5.37    -5.14    -5.14    -4.90   -5.57    -4.65
------------------------------------------------------------------------------------------------------
10 years               106.73    94.91    91.91   91.91    91.92    91.92    96.89   89.91   101.99
Annual average           7.53     6.90     6.74    6.74     6.74     6.74     7.01    6.62     7.28
------------------------------------------------------------------------------------------------------
Annual average
(life of fund)           9.34     9.15     8.35    8.35     8.52     8.52     8.62    8.51     9.07
------------------------------------------------------------------------------------------------------




Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Vista Fund

We have audited the accompanying statement of assets and liabilities of Putnam Vista Fund, including the fund's portfolio, as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Vista Fund as of July 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
September 10, 2003




The fund's portfolio
July 31, 2003

Common stocks (98.6%) (a)
Number of shares                                                                                              Value
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
            318,200 ADVO, Inc. (NON)                                                                    $14,780,390
            128,360 Lamar Advertising Co. (NON)                                                           4,404,032
                                                                                                      -------------
                                                                                                         19,184,422

Aerospace and Defense (0.5%)
-------------------------------------------------------------------------------------------------------------------
            117,900 L-3 Communications Holdings, Inc. (NON)                                               5,786,532
            464,700 Rockwell Collins, Inc.                                                               12,096,141
                                                                                                      -------------
                                                                                                         17,882,673

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            848,100 Southwest Airlines Co.                                                               13,917,321

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            110,246 Lear Corp. (NON)                                                                      5,730,587

Banking (2.6%)
-------------------------------------------------------------------------------------------------------------------
            236,400 Brookline Bancorp, Inc.                                                               3,519,996
            111,000 Charter One Financial, Inc.                                                           3,609,720
            261,600 Commerce Bancorp, Inc.                                                               10,597,416
            181,700 Doral Financial Corp.                                                                 7,976,630
            267,500 Greenpoint Financial Corp.                                                           13,444,550
            993,550 Investors Financial Services Corp.                                                   31,664,439
             77,083 M&T Bank Corp.                                                                        6,827,241
             92,253 North Fork Bancorp., Inc.                                                             3,233,468
            319,000 South Trust Corp.                                                                     9,142,540
            149,400 Zions Bancorp.                                                                        8,342,496
                                                                                                      -------------
                                                                                                         98,358,496

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
            251,500 Coca-Cola Enterprises, Inc.                                                           4,288,075
          1,111,000 Pepsi Bottling Group, Inc. (The)                                                     24,419,780
                                                                                                      -------------
                                                                                                         28,707,855

Biotechnology (7.0%)
-------------------------------------------------------------------------------------------------------------------
            694,200 Celgene Corp. (NON)                                                                  25,414,662
             82,200 Chiron Corp. (NON)                                                                    3,748,320
          1,047,608 Genzyme Corp. (NON)                                                                  52,841,348
            928,710 Gilead Sciences, Inc. (NON)                                                          63,384,458
            896,600 IDEC Pharmaceuticals Corp. (NON)                                                     30,340,944
            128,218 IDEXX Laboratories, Inc. (NON)                                                        5,188,982
            585,299 Invitrogen Corp. (NON)                                                               30,318,488
          1,196,789 MedImmune, Inc. (NON)                                                                46,902,161
             54,100 Trimeris, Inc. (NON)                                                                  2,399,335
                                                                                                      -------------
                                                                                                        260,538,698

Broadcasting (0.6%)
-------------------------------------------------------------------------------------------------------------------
             61,100 Entercom Communications Corp. (NON)                                                   2,895,529
            276,300 Radio One, Inc. Class D (NON)                                                         4,583,817
            160,908 Univision Communications, Inc. Class A (NON)                                          5,020,330
            280,604 Westwood One, Inc. (NON)                                                              8,569,646
                                                                                                      -------------
                                                                                                         21,069,322

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            207,500 Echostar Communications Corp. Class A (NON)                                           7,526,025

Commercial and Consumer Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            279,000 CDW Corp.                                                                            13,358,520
            481,800 Choicepoint, Inc. (NON)                                                              18,375,852
            120,000 Cintas Corp.                                                                          4,940,400
            353,000 Ecolab, Inc.                                                                          8,722,630
            202,200 Iron Mountain, Inc. (NON)                                                             7,400,520
            453,500 Yahoo!, Inc. (NON)                                                                   14,117,455
                                                                                                      -------------
                                                                                                         66,915,377

Communications Equipment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            491,400 Advanced Fibre Communications (NON)                                                   8,289,918
            777,900 CIENA Corp. (NON)                                                                     4,519,599
            873,500 Corning, Inc. (NON)                                                                   7,110,290
            642,500 Juniper Networks, Inc. (NON)                                                          9,271,275
                                                                                                      -------------
                                                                                                         29,191,082

Computers (2.4%)
-------------------------------------------------------------------------------------------------------------------
            432,000 Emulex Corp. (NON)                                                                    8,791,200
          1,009,866 Lexmark International, Inc. (NON)                                                    64,803,101
            524,700 Network Appliance, Inc. (NON)                                                         8,384,706
            616,300 Symbol Technologies, Inc.                                                             7,894,803
                                                                                                      -------------
                                                                                                         89,873,810

Consumer Finance (1.7%)
-------------------------------------------------------------------------------------------------------------------
            805,600 Capital One Financial Corp.                                                          38,596,296
          2,582,600 Providian Financial Corp. (NON)                                                      24,922,090
                                                                                                      -------------
                                                                                                         63,518,386

Consumer Goods (2.0%)
-------------------------------------------------------------------------------------------------------------------
            106,200 Alberto-Culver Co. Class B                                                            5,907,906
          1,476,600 Dial Corp. (The)                                                                     28,911,828
          1,057,800 Newell Rubbermaid, Inc.                                                              24,995,814
            607,900 Yankee Candle Co., Inc. (The) (NON)                                                  14,601,758
                                                                                                      -------------
                                                                                                         74,417,306

Electric Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
            724,051 Entergy Corp.                                                                        37,295,867
            111,914 Progress Energy, Inc.                                                                 4,559,376
                                                                                                      -------------
                                                                                                         41,855,243

Electronics (7.5%)
-------------------------------------------------------------------------------------------------------------------
         11,781,000 Agere Systems, Inc. Class A (NON)                                                    33,104,610
          1,251,300 Altera Corp. (NON)                                                                   24,075,012
            144,900 Broadcom Corp. Class A (NON)                                                          2,937,123
            201,000 Celestica, Inc. (Canada) (NON)                                                        3,081,330
            701,600 Integrated Circuit Systems, Inc. (NON)                                               21,083,080
          1,556,800 Integrated Device Technology, Inc. (NON)                                             17,918,768
            546,700 Intersil Corp. Class A (NON)                                                         13,481,622
            521,000 Jabil Circuit, Inc. (NON)                                                            12,009,050
            263,806 Linear Technology Corp.                                                               9,729,165
            561,900 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       19,756,404
            231,600 Maxim Integrated Products, Inc.                                                       9,050,928
            790,435 PMC - Sierra, Inc. (NON)                                                              9,690,733
            783,650 QLogic Corp. (NON)                                                                   33,030,848
            239,300 SanDisk Corp. (NON)                                                                  13,565,917
            571,200 Silicon Laboratories, Inc. (NON)                                                     20,968,752
            342,200 Skyworks Solutions, Inc. (NON)                                                        2,912,122
          1,130,500 Storage Technology Corp. (NON)                                                       30,116,520
            686,100 Vitesse Semiconductor Corp. (NON)                                                     4,425,345
                                                                                                      -------------
                                                                                                        280,937,329

Energy (1.3%)
-------------------------------------------------------------------------------------------------------------------
            513,200 BJ Services Co. (NON)                                                                17,577,100
            365,000 Cooper Cameron Corp. (NON)                                                           17,450,650
            123,400 Nabors Industries, Ltd. (NON)                                                         4,417,720
            213,500 Smith International, Inc. (NON)                                                       7,651,840
                                                                                                      -------------
                                                                                                         47,097,310

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            700,800 Regal Entertainment Group Class A                                                    12,929,760

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
            602,600 Dean Foods Co. (NON)                                                                 18,035,818

Gaming & Lottery (2.2%)
-------------------------------------------------------------------------------------------------------------------
            523,800 GTECH Holdings Corp.                                                                 20,202,966
            204,200 Harrah's Entertainment, Inc.                                                          8,913,330
          1,862,800 International Game Technology                                                        47,408,260
            167,800 MGM Mirage, Inc. (NON)                                                                5,755,540
                                                                                                      -------------
                                                                                                         82,280,096

Health Care Services (7.2%)
-------------------------------------------------------------------------------------------------------------------
            439,100 AdvancePCS (NON)                                                                     16,637,499
            197,700 AmerisourceBergen Corp. (SEG)                                                        12,472,893
            570,900 Anthem, Inc. (NON)                                                                   43,108,659
            814,100 Apria Healthcare Group, Inc. (NON)                                                   21,134,036
          1,824,500 Caremark Rx, Inc. (NON)                                                              45,648,990
            384,500 Express Scripts, Inc. Class A (NON)                                                  25,377,000
            102,400 First Health Group Corp. (NON)                                                        2,643,968
            730,600 Health Net, Inc. (NON)                                                               25,088,804
            331,614 Laboratory Corp. of America Holdings (NON)                                           10,535,377
            220,700 Quest Diagnostics, Inc. (NON)                                                        13,189,032
          1,085,800 Steris Corp. (NON)                                                                   24,951,684
            366,000 Wellpoint Health Networks, Inc. (NON)                                                30,615,900
                                                                                                      -------------
                                                                                                        271,403,842

Homebuilding (0.9%)
-------------------------------------------------------------------------------------------------------------------
             82,000 NVR, Inc. (NON)                                                                      33,538,000

Household Furniture and Appliances (0.4%)
-------------------------------------------------------------------------------------------------------------------
            223,600 Whirlpool Corp.                                                                      14,484,808

Insurance (1.4%)
-------------------------------------------------------------------------------------------------------------------
            663,800 ACE, Ltd. (Bermuda)                                                                  21,898,762
            141,500 AMBAC Financial Group, Inc.                                                           9,320,605
             83,900 Everest Re Group, Ltd. (Barbados)                                                     6,340,323
            208,200 First American Corp.                                                                  5,030,112
            217,900 W.R. Berkley Corp.                                                                   11,176,091
                                                                                                      -------------
                                                                                                         53,765,893

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------------------------------------------
            107,300 Bear Stearns Co., Inc. (The)                                                          7,189,100
            344,488 Legg Mason, Inc.                                                                     24,114,160
            785,600 SEI Investments Co.                                                                  27,464,576
             96,500 T Rowe Price Group, Inc.                                                              3,916,935
          1,082,000 Waddell & Reed Financial, Inc.                                                       28,467,420
                                                                                                      -------------
                                                                                                         91,152,191

Leisure (0.1%)
-------------------------------------------------------------------------------------------------------------------
            105,900 Harley-Davidson, Inc.                                                                 4,964,592

Lodging/Tourism (0.7%)
-------------------------------------------------------------------------------------------------------------------
            928,900 Royal Caribbean Cruises, Ltd.                                                        27,170,325

Machinery (1.7%)
-------------------------------------------------------------------------------------------------------------------
            499,300 Briggs & Stratton Corp.                                                              27,496,451
            605,700 FLIR Systems, Inc. (NON)                                                             16,414,470
            509,100 Toro Co. (The)                                                                       20,353,818
                                                                                                      -------------
                                                                                                         64,264,739

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            365,300 Dover Corp.                                                                          13,373,633
            453,400 IDEX Corp.                                                                           16,775,800
                                                                                                      -------------
                                                                                                         30,149,433

Media (0.9%)
-------------------------------------------------------------------------------------------------------------------
            856,400 InterActiveCorp. (NON)                                                               34,658,508

Medical Technology (6.2%)
-------------------------------------------------------------------------------------------------------------------
            136,600 Apogent Technologies, Inc. (NON)                                                      3,036,618
          1,133,700 Biomet, Inc.                                                                         33,568,857
            471,300 C.R. Bard, Inc.                                                                      32,312,328
            162,700 Charles River Laboratories International, Inc. (NON)                                  6,045,932
          1,550,700 Cytyc Corp. (NON)                                                                    18,329,274
            103,591 Guidant Corp.                                                                         4,891,567
            357,000 Inamed Corp. (NON)                                                                   23,704,800
            769,000 St. Jude Medical, Inc. (NON)                                                         41,256,850
            167,040 Stryker Corp.                                                                        12,781,901
            664,500 Waters Corp. (NON)                                                                   21,071,295
            766,400 Zimmer Holdings, Inc. (NON)                                                          36,641,584
                                                                                                      -------------
                                                                                                        233,641,006

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            119,700 Hon Industries, Inc.                                                                  3,981,222

Oil & Gas (2.3%)
-------------------------------------------------------------------------------------------------------------------
            109,000 Amerada Hess Corp.                                                                    5,119,730
            480,600 Burlington Resources, Inc.                                                           22,189,302
            205,200 EOG Resources, Inc.                                                                   7,957,656
             76,200 Kerr-McGee Corp.                                                                      3,352,800
            449,100 Murphy Oil Corp.                                                                     22,176,558
            737,500 Noble Corp. (Cayman Islands) (NON)                                                   24,241,625
                                                                                                      -------------
                                                                                                         85,037,671

Pharmaceuticals (4.1%)
-------------------------------------------------------------------------------------------------------------------
            661,800 Allergan, Inc.                                                                       53,261,664
            441,950 Barr Laboratories, Inc. (NON)                                                        29,853,723
            317,800 Cephalon, Inc. (NON)                                                                 15,883,644
            132,800 Forest Laboratories, Inc. (NON)                                                       6,358,464
            262,600 IVAX Corp. (NON)                                                                      4,503,590
          1,076,221 King Pharmaceuticals, Inc. (NON)                                                     16,207,888
            247,600 Medicis Pharmaceutical Corp. Class A                                                 14,459,840
            418,500 Mylan Laboratories, Inc.                                                             14,132,745
                                                                                                      -------------
                                                                                                        154,661,558

Photography/Imaging (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,166,600 Xerox Corp. (NON)                                                                    23,399,280

Restaurants (2.9%)
-------------------------------------------------------------------------------------------------------------------
            338,100 CBRL Group, Inc.                                                                     11,914,644
            431,900 Darden Restaurants, Inc.                                                              8,080,849
            456,000 Panera Bread Co. (NON)                                                               18,864,720
          1,777,300 Starbucks Corp. (NON)                                                                48,573,609
            754,600 Yum! Brands, Inc. (NON)                                                              22,585,178
                                                                                                      -------------
                                                                                                        110,019,000

Retail (8.3%)
-------------------------------------------------------------------------------------------------------------------
            830,600 Abercrombie & Fitch Co. Class A (NON)                                                26,653,954
            407,800 Advance Auto Parts, Inc. (NON)                                                       27,701,854
            434,000 AutoZone, Inc. (NON)                                                                 36,134,840
            839,600 Bed Bath & Beyond, Inc. (NON)                                                        32,484,124
            225,000 Best Buy Co., Inc. (NON)                                                              9,821,250
            702,500 Family Dollar Stores, Inc.                                                           26,350,775
            507,200 Michaels Stores, Inc.                                                                19,582,992
          1,252,700 Office Depot, Inc. (NON)                                                             20,794,820
            383,600 Rent-A-Center, Inc. (NON)                                                            27,972,112
            609,100 Ross Stores, Inc.                                                                    27,835,870
          1,420,872 Staples, Inc. (NON)                                                                  28,616,362
            216,561 Talbots, Inc. (The)                                                                   7,144,347
            259,400 Timberland Co. (The) Class A (NoN)                                                   11,626,308
            364,800 TJX Cos., Inc. (The)                                                                  7,095,360
                                                                                                      -------------
                                                                                                        309,814,968

Schools (1.3%)
-------------------------------------------------------------------------------------------------------------------
            477,700 Apollo Group, Inc. Class A (NON)                                                     30,935,852
            208,500 Career Education Corp. (NON)                                                         17,388,900
                                                                                                      -------------
                                                                                                         48,324,752

Semiconductor (2.1%)
-------------------------------------------------------------------------------------------------------------------
            603,517 KLA-Tencor Corp. (NON)                                                               31,171,653
          1,476,500 LAM Research Corp. (NON)                                                             32,128,640
            433,000 Novellus Systems, Inc. (NON)                                                         15,505,730
                                                                                                      -------------
                                                                                                         78,806,023

Software (8.9%)
-------------------------------------------------------------------------------------------------------------------
          1,888,400 Adobe Systems, Inc.                                                                  61,712,912
            381,600 Amdocs, Ltd. (Guernsey) (NON)                                                         7,777,008
            238,300 BEA Systems, Inc. (NON)                                                               3,145,560
          3,185,600 BMC Software, Inc. (NON)                                                             44,916,960
            132,700 Business Objects SA ADR (France) (NON)                                                3,225,937
            208,400 Cognos, Inc. (Canada) (NON)                                                           5,639,304
            721,535 Electronic Arts, Inc. (NON)                                                          60,608,940
            284,100 Internet Security Systems, Inc. (NON)                                                 3,355,221
             91,200 Intuit, Inc. (NON)                                                                    3,923,424
          1,052,900 Macromedia, Inc. (NON)                                                               21,605,508
            920,300 Mercury Interactive Corp. (NON)                                                      36,223,008
            217,654 NETIQ Corp. (NON)                                                                     2,365,899
            323,665 Network Associates, Inc. (NON)                                                        3,657,415
            864,800 Symantec Corp. (NON)                                                                 40,567,768
            103,500 Synopsys, Inc. (NON)                                                                  6,469,785
            889,271 TIBCO Software, Inc. (NON)                                                            4,775,385
            740,532 VERITAS Software Corp. (NON)                                                         22,808,386
                                                                                                      -------------
                                                                                                        332,778,420

Technology Services (6.4%)
-------------------------------------------------------------------------------------------------------------------
            176,400 Affiliated Computer Services, Inc. Class A (NON)                                      8,740,620
            625,900 CACI International, Inc. Class A (NON)                                               24,622,906
            876,900 Checkfree Corp. (NON)                                                                23,597,379
          1,029,900 Cognizant Technology Solutions Corp. (NON)                                           31,700,322
            269,400 Concord EFS, Inc. (NON)                                                               3,666,534
            213,800 Convergys Corp. (NON)                                                                 3,606,806
          1,601,639 Fiserv, Inc. (NON)                                                                   62,527,987
          1,901,949 SunGard Data Systems, Inc. (NON)                                                     49,907,142
          2,230,326 VeriSign, Inc. (NON)                                                                 29,774,852
                                                                                                      -------------
                                                                                                        238,144,548

Telecommunications (1.7%)
-------------------------------------------------------------------------------------------------------------------
            427,400 American Tower Corp. Class A (NON)                                                    3,889,340
          1,016,000 CenturyTel, Inc.                                                                     34,838,640
            627,600 Cincinnati Bell, Inc. (NON)                                                           3,539,664
            404,400 Citizens Communications Co. (NON)                                                     4,792,140
            621,700 Nextel Communications, Inc. Class A (NON)                                            11,352,242
            365,926 Western Wireless Corp. Class A (NON)                                                  5,360,816
                                                                                                      -------------
                                                                                                         63,772,842

Textiles (1.5%)
-------------------------------------------------------------------------------------------------------------------
            127,100 Columbia Sportswear Co. (NON)                                                         6,735,029
            316,992 Jones Apparel Group, Inc.                                                             9,176,918
            304,600 Kellwood Co.                                                                         10,006,110
            427,100 Mohawk Industries, Inc. (NON)                                                        28,790,809
                                                                                                      -------------
                                                                                                         54,708,866

Toys (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,483,800 Mattel, Inc.                                                                         28,830,234

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
             52,400 PACCAR, Inc.                                                                          4,045,280

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
            363,500 Stericycle, Inc. (NON)                                                               16,404,755
                                                                                                      -------------
                    Total Common stocks (cost $3,346,844,162)                                        $3,691,889,672

Short-term investments (6.4%) (a)
Principal amount                                                                                              Value
-------------------------------------------------------------------------------------------------------------------
        $70,211,054 Short-term investments held in Putnam commingled cash account with yields ranging from 1.00% to 1.24%
                    and due dates ranging from August 1, 2003 to
                    September 25, 2003 (d)                                                              $70,211,054
        168,741,433 Short-term investments held as collateral for loaned securities with yields ranging from 0.91% to 1.23% and
                    due dates ranging from August 1, 2003 to
                    September 19, 2003 (d)                                                              168,680,396
                                                                                                      -------------
                    Total Short-term investments (cost $238,891,450)                                   $238,891,450
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,585,735,612)                                          $3,930,781,122
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,745,231,146.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July
      31, 2003.

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

Futures contracts outstanding at July 31, 2003

                     Market         Aggregate      Expiration     Unrealized
                      value        face value        date        depreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)             $47,239,075     $47,652,986      Sep-03        $(413,911)
------------------------------------------------------------------------------





Statement of assets and liabilities
July 31, 2003

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $163,530,956
of securities on loan (identified cost $3,585,735,612) (Note 1)              $3,930,781,122
-------------------------------------------------------------------------------------------
Cash                                                                                  1,184
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           569,969
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,676,389
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   76,104,233
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                            128,925
-------------------------------------------------------------------------------------------
Total assets                                                                  4,012,261,822
-------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 75,423,567
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       14,754,409
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,622,276
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,527,326
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       275,030
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,809
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,279,634
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              168,680,396
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              465,229
-------------------------------------------------------------------------------------------
Total liabilities                                                               267,030,676
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,745,231,146

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $8,367,220,600
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                               (4,966,621,053)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                      344,631,599
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,745,231,146

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,238,709,110 divided by 314,253,211 shares)                                        $7.12
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.12)*                                $7.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($842,635,022 divided by 133,322,336 shares)**                                        $6.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($48,585,374 divided by 7,049,531 shares)**                                           $6.89
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($60,956,625 divided by 9,111,802 shares)                                             $6.69
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.69)*                                $6.93
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,160 divided by 163 shares)                                                        $7.12
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($554,343,855 divided by 75,279,204 shares)                                           $7.36
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 2003

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $26,845)                                       $18,035,350
-------------------------------------------------------------------------------------------
Interest                                                                            603,996
-------------------------------------------------------------------------------------------
Securities lending                                                                  531,294
-------------------------------------------------------------------------------------------
Total investment income                                                          19,170,640

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 18,189,297
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    9,049,091
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    94,242
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     42,392
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,664,840
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             8,056,639
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               462,604
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               459,462
-------------------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                                     3
-------------------------------------------------------------------------------------------
Other                                                                             3,420,478
-------------------------------------------------------------------------------------------
Total expenses                                                                   45,439,048
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (984,575)
-------------------------------------------------------------------------------------------
Net expenses                                                                     44,454,473
-------------------------------------------------------------------------------------------
Net investment loss                                                             (25,283,833)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (722,430,169)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,338,585)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              4,112,756
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              55
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                                     1,137,530,132
-------------------------------------------------------------------------------------------
Net gain on investments                                                         416,874,189
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $391,590,356
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                 Year ended July 31
Decrease in net assets                                                       2003                  2002
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(25,283,833)         $(43,281,625)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (720,655,943)       (1,948,494,415)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                          1,137,530,132          (215,468,044)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            391,590,356        (2,207,244,084)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (850,746,890)       (1,116,071,730)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (459,156,534)       (3,323,315,814)
-------------------------------------------------------------------------------------------------------

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   4,204,387,680         7,527,703,494
-------------------------------------------------------------------------------------------------------
End of year                                                        $3,745,231,146        $4,204,387,680
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.30        $9.22       $19.10       $14.30       $13.49
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.03)        (.04)        (.06)        (.09)        (.05)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .85        (2.88)       (6.00)        7.18         1.89
-------------------------------------------------------------------------------------------------
Total from
investment operations                    .82        (2.92)       (6.06)        7.09         1.84
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (3.81)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (3.82)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.12        $6.30        $9.22       $19.10       $14.30
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.02       (31.67)      (37.86)       53.19        15.08
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,238,709   $2,563,995   $4,614,523   $6,763,532   $3,672,460
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.09         1.00          .89          .87          .94
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.54)        (.56)        (.47)        (.51)        (.41)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.83        89.19       109.13       115.31       155.40
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.63        $8.30       $17.73       $13.51       $12.89
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.07)        (.09)        (.15)        (.21)        (.14)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .76        (2.58)       (5.46)        6.72         1.79
------------------------------------------------------------------------------------------------
Total from
investment operations:                   .69        (2.67)       (5.61)        6.51         1.65
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (3.81)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (3.82)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.32        $5.63        $8.30       $17.73       $13.51
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.26       (32.17)      (38.31)       51.89        14.27
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $842,635     $913,467   $1,776,848   $2,880,568   $1,768,766
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84         1.75         1.64         1.62         1.69
------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.29)       (1.31)       (1.22)       (1.26)       (1.16)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.83        89.19       109.13       115.31       155.40
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------
                                                                                  For the period
                                                                                  July 26, 1999+
Per-share                                           Year ended July 31                to July 31
operating performance                   2003         2002         2001         2000         1999
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.14        $9.05       $18.95       $14.30       $14.54
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.08)        (.10)        (.15)        (.24)          -- (d)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .83        (2.81)       (5.93)        7.18         (.24)
----------------------------------------------------------------------------------------------------
Total from
investment operations                    .75        (2.91)       (6.08)        6.94         (.24)
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (3.81)       (2.29)          --
----------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (3.82)       (2.29)          --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.89        $6.14        $9.05       $18.95       $14.30
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.22       (32.15)      (38.33)       52.03        (1.65)*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,585      $52,939     $115,495      $91,914         $364
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.84         1.75         1.64         1.62          .01*
----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.29)       (1.31)       (1.20)       (1.24)        (.01)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.83        89.19       109.13       115.31       155.40
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------

Per-share                                                   Year ended July 31
operating performance                   2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $5.95        $8.74       $18.40       $13.92       $13.22
-------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.06)        (.08)        (.13)        (.17)        (.12)
-------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .80        (2.71)       (5.71)        6.94         1.85
-------------------------------------------------------------------------------------------------
Total from investment operations         .74        (2.79)       (5.84)        6.77         1.73
-------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (3.81)       (2.29)       (1.03)
-------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
-------------------------------------------------------------------------------------------------
Total distributions                       --           --        (3.82)       (2.29)       (1.03)
-------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.69        $5.95        $8.74       $18.40       $13.92
-------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 12.44       (31.92)      (38.15)       52.26        14.53
-------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $60,957      $73,816     $142,887     $241,432     $150,573
-------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.59         1.50         1.39         1.37         1.44
-------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.04)       (1.06)        (.97)       (1.01)        (.91)
-------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.83        89.19       109.13       115.31       155.40
-------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------

                               For the period
                                  January 21,
                                        2003+
Per-share                          to July 31
operating performance                    2003
----------------------------------------------
Net asset value,
beginning of period                     $6.14
----------------------------------------------
Investment operations:
----------------------------------------------
Net investment loss (a)                  (.03)
----------------------------------------------
Net realized and unrealized
gain on investments                      1.01
----------------------------------------------
Total from
investment operations                     .98
----------------------------------------------
Net asset value,
end of period                           $7.12
----------------------------------------------
Total return at
net asset value (%)(b)                  15.96*
----------------------------------------------

Ratios and supplemental data
----------------------------------------------
Net assets, end of period
(in thousands)                             $1
----------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 .71*
----------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.42)*
----------------------------------------------
Portfolio turnover (%)                  64.83
----------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------

Per-share                                                  Year ended July 31
operating performance                   2003         2002         2001         2000         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.50        $9.48       $19.48       $14.52       $13.64
------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.03)        (.03)        (.05)        (.02)
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .88        (2.95)       (6.15)        7.30         1.93
------------------------------------------------------------------------------------------------
Total from
investment operations                    .86        (2.98)       (6.18)        7.25         1.91
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (3.81)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --
------------------------------------------------------------------------------------------------
Total distributions                       --           --        (3.82)       (2.29)       (1.03)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.36        $6.50        $9.48       $19.48       $14.52
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 13.23       (31.43)      (37.71)       53.51        15.44
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $554,344     $600,170     $877,950   $1,027,892     $572,191
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .84          .75          .64          .62          .69
------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)          (.28)        (.32)        (.21)        (.26)        (.17)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 64.83        89.19       109.13       115.31       155.40
------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
July 31, 2003

Note 1
Significant accounting policies

Putnam Vista Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential and that involves certain risks. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and Class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2003, the value of securities loaned amounted to $163,530,956. The fund received cash collateral of $168,680,396, which is pooled with collateral of other Putnam funds into 30 issuers of high grade short-term investments.

G) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2003, the fund had a capital loss carryover of $4,575,812,651 available to the extent allowed by tax law to offset future capital gains,if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
-------------------------------
$3,125,838,888    July 31, 2010
 1,449,973,763    July 31, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2004 $373,420,532 of losses recognized during the period November 1, 2002 to July 31, 2003.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts, net operating loss and redemption-in-kind. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2003, the fund reclassified $25,283,833 to decrease accumulated net investment loss and $43,370,314 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $18,086,481.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                   $572,537,098
Unrealized depreciation                   (245,293,368)
                                        ---------------
Net unrealized appreciation                327,243,730
Capital loss carryforward               (4,575,812,651)
Post October loss                         (373,420,532)
Cost for federal income
tax purposes                            $3,603,537,392

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2003, the fund's expenses were reduced by $984,575 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,901 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $212,828 and $5,408 from the sale of class A and class M shares, respectively, and received $1,370,070 and $5,212 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2003, Putnam Retail Management, acting as underwriter received $9,501 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,355,052,834 and $3,232,612,880, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               8,067,323           5,326,534
Options exercised                           (2,125,413)         (1,186,076)
Options expired                             (5,041,885)         (3,664,877)
Options closed                                (900,025)           (475,581)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 75,877,055        $474,088,284
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            75,877,055         474,088,284

Shares repurchased                        (168,379,521)     (1,046,048,714)
---------------------------------------------------------------------------
Net decrease                               (92,502,466)      $(571,960,430)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                112,834,820        $896,435,706
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           112,834,820         896,435,706

Shares repurchased                        (206,647,660)     (1,595,857,852)
---------------------------------------------------------------------------
Net decrease                               (93,812,840)      $(699,422,146)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,333,720         $68,942,791
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,333,720          68,942,791

Shares repurchased                         (41,126,720)       (224,436,568)
---------------------------------------------------------------------------
Net decrease                               (28,793,000)      $(155,493,777)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,611,211        $162,518,897
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            22,611,211         162,518,897

Shares repurchased                         (74,543,301)       (517,324,456)
---------------------------------------------------------------------------
Net decrease                               (51,932,090)      $(354,805,559)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,608,766          $9,758,427
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,608,766           9,758,427

Shares repurchased                          (3,174,446)        (18,991,642)
---------------------------------------------------------------------------
Net decrease                                (1,565,680)        $(9,233,215)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,962,010         $39,787,877
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,962,010          39,787,877

Shares repurchased                          (9,109,559)        (71,584,149)
---------------------------------------------------------------------------
Net decrease                                (4,147,549)       $(31,796,272)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,402,812         $14,150,563
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,402,812          14,150,563

Shares repurchased                          (5,699,095)        (32,973,607)
---------------------------------------------------------------------------
Net decrease                                (3,296,283)       $(18,823,044)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,466,256         $25,961,827
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,466,256          25,961,827

Shares repurchased                          (7,403,664)        (54,276,279)
---------------------------------------------------------------------------
Net decrease                                (3,937,408)       $(28,314,452)
---------------------------------------------------------------------------

                                      For the period from January 21, 2003
                                           (commencement of operations) to
                                                             July 31, 2003
---------------------------------------------------------------------------
Class R                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                        163              $1,000
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                   163               1,000

Shares repurchased                                  --                  --
---------------------------------------------------------------------------
Net increase                                       163              $1,000
---------------------------------------------------------------------------

                                                  Year ended July 31, 2003
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,408,061        $231,850,897
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            35,408,061         231,850,897

Shares repurchased                         (52,472,281)       (327,088,321)
---------------------------------------------------------------------------
Net decrease                               (17,064,220)       $(95,237,424)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 44,757,491        $355,840,953
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            44,757,491         355,840,953

Shares repurchased                         (45,009,273)       (357,574,254)
---------------------------------------------------------------------------
Net decrease                                  (251,782)        $(1,733,301)
---------------------------------------------------------------------------

At July 31, 2003, Putnam Investments, LLC owned 163 class R shares of the fund (100% of class R shares outstanding), valued at $1,160.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private compa nies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.


Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology


Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot
Properties, Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respec tively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.


Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since
2000
President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA
  02109.

  As of  July 31, 2003, there were 104 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and  Principal Executive Officer

Steven D. Krichmar
Vice President and  Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and  Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN015-203371  006/317/515/376  9/03

Not FDIC Insured, May Lose Value, No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Vista Fund
Supplement to Annual Report dated 7/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE

----------------------------------------------------------------------------
Total return for periods ended 7/31/03

                                                           NAV

1 year                                                   13.23%
5 years                                                 -14.30
Annual average                                           -3.04
10 years                                                116.74
Annual average                                            8.04
Life of fund (since class A inception, 6/3/68)
Annual average                                            9.48

Share value:                                               NAV

7/31/02                                                  $6.50
7/31/03                                                  $7.36

----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 26, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: September 26, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: September 26, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 26, 2003